Exhibit 99.1

FOR THE CALENDAR QUARTER BEGINNING JANUARY 1, 2021 THROUGH MARCH 31, 2021

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN DISTRICTS

DALLAS AND TYLER DIVISONS

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Post Confirmation Quarterly Operating Report, and the Post Confirmation Quarterly Bank
Reconcilement and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party), is based on all information of which preparer has any knowledge.

RESPONSIBLE PARTY:
Original Signature of Responsible Party

Printed Name of Responsible Party	STACIE SHIRLEY

Title	EVP, CHIEF FINANCIAL OFFICER

Date	April 21, 2021

PREPARER:
Original Signature of Preparer

Printed Name of Preparer	JASON MUSKOVICH

Title	DIRECTOR - ALIXPARTNERS LLP

Date	April 21, 2021

POST CONFIRMATION
QUARTERLY OPERATING REPORT

CASE NAME: Tuesday Morning Corporation, et al.

CASE NUMBER: 20-31476 (Jointly Administered)

QUARTER ENDING: March 31, 2021

1	BEGINNING OF QUARTER CASH BALANCE:		$23,409,889.07

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+	$162,380,615.60
	(b). Cash receipts from loan proceeds	+	$0.00
	(c). Cash receipts from contributed capital	+	$0.00
	(d). Cash receipts from tax refunds	+	$0.00
	(e). Cash receipts from other sources	+	$148,343,785.46
2	TOTAL CASH RECEIPTS	=	$334,134,290.13

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(I). Administrative	+	$0.00
	(2). Secured Creditors	+	$0.00
	(3). Priority Creditors	+	$0.00
	(4). Unsecured Creditors	+	$68,133,799.34
	(5). Additional Plan Payments	+	$3,874,505.10
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+	$187,066,610.50
	(2). Other Disbursements	+	$0.00

3	TOTAL DISBURSEMENTS THIS QUARTER		$259,074,914.94

4	CASH BALANCE END OF QUARTER	=	$75,059,375.19

POST CONFIRMATION
QUARTERLY OPERATING REPORT

CASE NAME: Tuesday Morning Corporation, et al.

CASE NUMBER: 20-31476 (Jointly Administered)

QUARTER ENDING: March 31, 2021					TMI				TMP
			Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.
1 BEGINNING OF QUARTER CASH BALANCE:		$23,409,889.07

CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	$162,380,615.60	$0.00	$0.00	$162,380,615.60	$0.00	$0.00	$0.00	$0.00
(b). Cash receipts from loan proceeds	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(c). Cash receipts from contributed capital	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(d). Cash receipts from tax refunds	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(e). Cash receipts from other sources	+	$148,343,785.46	$0.00	$0.00	$148,343,785.46	$0.00	$0.00	$0.00	$0.00
2 TOTAL CASH RECEIPTS	=	$334,134,290.13	$0.00	$0.00	$310,724,401.06	$0.00	$0.00	$0.00	$0.00
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(I). Administrative	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(2). Secured Creditors	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(3). Priority Creditors	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(4). Unsecured Creditors	+	$68,133,799.34	$0.00	$0.00	$68,133,799.34	$0.00	$0.00	$0.00	$0.00
(5). Additional Plan Payments	+	$3,874,505.10	$0.00	$0.00	$3,874,505.10	$0.00	$0.00	$0.00	$0.00
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	$187,066,610.50	$0.00	$0.00	$98,074,820.44	$0.00	$0.00	$0.00	$88,991,790.06
(2). Other Disbursements	+	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
3 TOTAL DISBURSEMENTS THIS QUARTER		$259,074,914.94	$0.00	$0.00	$170,083,124.88	$0.00	$0.00	$0.00	$88,991,790.06
4 CASH BALANCE END OF QUARTER	=	$75,059,375.19

QUARTERLY FEES DUE TO UST		$501,625.00	$325.00	$325.00	$250,000.00	$325.00	$325.00	$325.00	$250,000.00

POST CONFIRMATION
QUARTERLY BANK RECONCILEMENT

CASE NAME: Tuesday Morning Corporation, et al.

CASE NUMBER: 20-31476 (Jointly Administered)

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts'with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING

Bank Reconciliations	Account #1	Account #2	Account #3	Account #4	TOTAL
A. Bank	SEE FOLLOWING PAGE FOR BANK ACCOUNT DETAILS
B. Account Number
C. Purpose (Type)
1 Balance Per Bank Statement						$4,038,999.84
2 Add:Total Deposits Not Credited					+$	4,136,000.16
3 Subtract:Outstanding Checks						$0.00
4 Other Reconciling Items						$0.00
5 Month End Balance Per Books					=$	8,175,000.00
6 Number of Last Check Written
7 Cash: Currency on Hand					+$	0.00
8 Total Cash - End Of Month						$8,175,000.00

CASH IN: INVESTMENT ACCOUNTS

	Date of	Type of
Bank, Account Name & Number	Purchase	Instrument		Value
9 Signature Bank ***4664 - GUC Escrow Account			+$	46,252,962.43
10 Signature Bank ***4672 - Allowed Claims Disbursement Account			+$	11,316,267.02
11 Wells Fargo ***2400 - Professional Fee Escrow Account			+$	9,315,145.74
12			+
13 Total Cash Investments			=$	66,884,375.19
14 TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****			$75,059,375.19
				****

**** Must tie to Line 4, Quarterly Operating Report

POST CONFIRMATION
QUARTERLY BANK RECONCILEMENT

CASE NAME: Tuesday Morning Corporation, et al.

CASE NUMBER: 20-31476 (Jointly Administered)

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts'with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING:

GL	Bank Name	Acct Number	Nature of Account	3/31 Bank Balance
1013	Wells Fargo	***3007	TMI - AP - NACHA ACH	-
1013	Wells Fargo	***3015	TMP - AP - NACHA ACH	-
1015	Wells Fargo	***4381	TMI - Property Tax	-
1018	Wells Fargo	***3495	TMI - Sale Tax II	168,733.65
1020	Wells Fargo	***7526	TMI Main Disbursement	162,008.15
1025	Wells Fargo	***1036	Friday Morning, Inc.	-
1025	Wells Fargo	***5063	TMI - Main Cash Concentration	14,200.03
1025	Wells Fargo	***0097	TMP - Main	103,367.06
1025	Bank of America	***5718	TMP - DP Payments	-
1032	Wells Fargo	***8307	TMI - Visa/MC	-
1033	Wells Fargo	***8299	TMI - Discover	-
1034	Wells Fargo	***7708	TMI - American Express	-
1045	Community First National	***9812	Store #863 Depository Account	-
1045	People Bank	***1340	Store #984 Depository Account	4,135.85
1045	Hancock Bank	***0914	Store #598 Depository Account	14,030.90
1045	BBVA/Compass Bank	***9325	Stores Depository Account	45,361.27
1045	Fifth Third Bank	***5683	Stores Depository Account	10,879.64
1045	Regions Bank	***0300	Stores Depository Account	42,053.77
1045	Chase Bank	***3000	Stores Depository Account	71,566.78
1045	PNC Bank	***0704	Stores Depository Account	26,877.04
1045	Wells Fargo	***4140	Stores Depository Account	-
1045	Wells Fargo	***4488	Stores Depository Account	-
1045	Bank of America	***1681	Stores Depository Account	42,213.15
1045	BB&T Bank	***5675	Stores Depository Account	39,116.40
1045	BancFirst Bank	***6246	Store #481 Depository Account	2,556.25
1045	International Bank of Commerce	***4877	Stores #953,#1017, #1077 & #1191 Depository Account	3,260.58
1045	Citizens Bank	***5872	Stores Depository Account	-
1045	US Bank	***1357	Stores Depository Account	13,498.37
1045	Key Bank	***4743	Stores Depository Account	4,129.37
1056	Wells Fargo	***5892	TMI - ADP - PR Tax & Garnishment	591,838.11
1056	Wells Fargo	***5792	TMP - ADP - PR Tax & Garnishment	33,867.83
1062	Wells Fargo	***2195	TMI - Postage	28,728.17
1070	Wells Fargo	***3193	TMI - Workers Comp	552.43
1082	Wells Fargo	***0415	TMI - UHC Medical	73,683.00
1091	Wells Fargo	***6906	TMI - CIGNA Dental/STD	118,447.74
1094	Wells Fargo	***1184	TMI - Tax Saver - FSA	-
1099	JPMorgan Chase Bank	***7366	Cash Holding Account	2,423,894.30
1100	Wells Fargo	***6142	Wells Fargo Brokerage Services	-
TOTAL:				4,038,999.84